UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 15, 2005



                             FORWARD AIR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Tennessee                  000-22490                  62-1120025
-----------------------------  -----------------------     -----------------
      (State or other          (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                             Identification No.)



            430 Airport Road
         Greeneville, Tennessee                              37745
 -------------------------------------------      ----------------------------
    (Address of principal executive offices)              (Zip Code)




       Registrant's telephone number, including area code: (423) 636-7000



                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

         The information in this Report, including the exhibit, is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and General Instruction B.2 to Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.02 and Item 7.01.
Results of Operations and Financial Condition and Regulation FD Disclosure.

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Forward Air Corporation's press release, dated February 15, 2005, announcing its financial results for the quarter and year ended December 31, 2004, authorization of a three-for-two stock split and initiation of a cash dividend policy.

         The three-for-two stock split will be effected in the form of a stock dividend to common stock shareholders of record as of the close of business on March 18, 2005. The additional shares will be distributed to shareholders on or about April 1, 2005. Cash will be paid in lieu of issuing fractional shares.

         The Board of Directors has initiated a cash dividend policy and declared a quarterly cash dividend of $0.06 per share of common stock on a post split-adjusted basis. The Board of Directors approved a dividend policy that anticipates an annual dividend of $0.24 per share of common stock, payable in four quarterly increments of $0.06 per share of common stock. The actual declaration and payment of future cash dividends is subject to final determination by the Registrant's Board of Directors each quarter.

         The Registrant's first cash dividend is payable to common stock shareholders of record on April 4, 2005 and is expected to be paid on April 18, 2005. Accordingly, the cash dividend will be paid on a post-split basis.

         A copy of the press release is attached as Exhibit 99.1 hereto.

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         The information in this report and the exhibit hereto may contain
"forward-looking statements," as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance. Some forward-looking statements may be identified by use of such terms as "believes," "anticipates," "intends," "plans," "estimates," "projects" or "expects." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions. As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit is being furnished as part of this Report.


 Exhibit
  Number                           Description
----------- -----------------------------------------------------------------
   99.1     Press Release of Forward Air Corporation dated February 15, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FORWARD AIR CORPORATION

Date: February 15, 2005                   By:    /s/ Andrew C. Clarke
                                               -------------------------
                                               Andrew C. Clarke
                                               Chief Financial Officer
                                               and Senior Vice President






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                                  EXHIBIT INDEX

 Exhibit
  Number                           Description
----------- ----------------------------------------------------------------
   99.1     Press Release of Forward Air Corporation dated February 15, 2005.